UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 2, 2009
HANMI FINANCIAL CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-30421	95-4788120

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3660 Wilshire Boulevard, Penthouse Suite A
Los Angeles, California	90010

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (213) 382-2200
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-10.1
EX-10.2
EX-99.1

Item 1.01 Entry into a Material Definitive Agreement.
     On November 2, 2009, the members of the Board of Directors of Hanmi Bank (the “Bank”), the wholly-owned subsidiary of Hanmi Financial Corporation (“Hanmi”), consented to the issuance of a Final Order (the “Order”) from the California Department of Financial Institutions (the “DFI”). On the same date, Hanmi and the Bank entered into a Written Agreement (the “Agreement”) with the Federal Reserve Bank of San Francisco (the “FRB”). The Order and the Agreement contain substantially similar provisions.
     The Order and the Agreement require the Board of Directors of the Bank to prepare and submit written plans to the DFI and the FRB that address the following items: (i) strengthening board oversight of the management and operation of the Bank; (ii) strengthening credit risk management practices; (iii) improving credit administration policies and procedures; (iv) improving the Bank’s position with respect to problem assets; (v) maintaining adequate reserves for loan and lease losses; (vi) improving the capital position of the Bank and, with respect to the Agreement, of Hanmi; (vii) improving the Bank’s earnings through a strategic plan and a budget for 2010; (viii) improving the Bank’s liquidity position and funds management practices; and (ix) contingency funding. In addition, the Order and the Agreement place restrictions on the Bank’s lending to borrowers who have adversely classified loans with the Bank and requires the Bank to charge off or collect certain problem loans. The Order and the Agreement also require the Bank to review and revise its allowance for loan and lease losses consistent with relevant supervisory guidance. The Bank is also prohibited from paying dividends, incurring, increasing or guaranteeing any debt, or making certain changes to its business without prior approval from the DFI, and the Bank and Hanmi must obtain prior approval from the FRB prior to declaring and paying dividends.
     Under the Order, the Bank is also required to increase its capital and maintain certain regulatory capital ratios prior to certain dates specified in the Order. By July 31, 2010, the Bank will be required to increase its contributed equity capital by not less than an additional $100 million. The Bank will be required to maintain a ratio of tangible shareholders’ equity to total tangible assets as follows:

Ratio of Tangible Shareholders’
Date	Equity to Total Tangible Assets
By December 31, 2009	Not Less Than 7.0 Percent
By July 31, 2010	Not Less Than 9.0 Percent
From December 31, 2010 and Until the Order is Terminated	Not Less Than 9.5 Percent
     If the Bank is not able to maintain the capital ratios identified in the Order, it must notify the DFI, and Hanmi and the Bank are required to notify the FRB if their respective capital ratios fall below those set forth in the capital plan to be submitted to the FRB.
     The Board of Directors and Management are committed to addressing and resolving the matters raised in the Order and the Agreement on a timely basis and actions have already been undertaken to comply with each requirement.
     A copy of the Order is attached to this Form 8-K as Exhibit 10.1 and a copy of the Agreement is attached as Exhibit 10.2. The provisions of the Order and the Agreement are incorporated herein by reference, and the description of the Order and the Agreement above is qualified in its entirety by reference to those documents.
     On November 5, 2009, Hanmi issued a press release related to the Order and the Agreement, among other things. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

Item 2.02 Results of Operations and Financial Condition.
     This information set forth under “Item 2.02. Results of Operations and Financial Condition,” including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.
     On November 5, 2009, Hanmi issued a press release announcing its financial results for the three months ended September 30, 2009, among other things. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

10.1	Final Order, dated November 2, 2009, issued to Hanmi Bank by the California Department of Financial Institutions.

10.2	Written Agreement, dated November 2, 2009, by and between Hanmi Financial Corporation and Hanmi Bank, on one hand, and the Federal Reserve Bank of San Francisco, on the other hand.

99.1	Press Release, dated November 5, 2009.
Forward-Looking Statements
     This form contains forward-looking statements, which are included in accordance with the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “expects,” “plans,” “intends,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” or the negative of such terms and other comparable terminology. Although Hanmi believes that the expectations reflected in the forward-looking statements are reasonable, it cannot guarantee future results, levels of activity, performance or achievements. These statements involve known and unknown risks, uncertainties and other factors that may cause Hanmi’s actual results, levels of activity, performance or achievements to differ from those expressed or implied by the forward-looking statement. These factors include the following: failure to maintain adequate levels of capital and liquidity to support Hanmi’s operations; the effect of regulatory orders Hanmi or the Bank has entered into and potential future supervisory action against Hanmi or the Bank; general economic and business conditions internationally, nationally and in those areas in which the Bank operates; volatility and deterioration in the credit and equity markets; changes in consumer spending, borrowing and savings habits; availability of capital from private and government sources; demographic changes; competition for loans and deposits and failure to attract or retain loans and deposits; fluctuations in interest rates and a decline in the level of the Bank’s interest rate spread; risks of natural disasters related to the Bank’s real estate portfolio; risks associated with Small Business Administration loans; failure to attract or retain key employees; changes in governmental regulation, including, but not limited to, any increase in FDIC insurance premiums; ability to receive regulatory approval for the Bank to declare dividends to Hanmi; adequacy of the Bank’s allowance for loan losses, credit quality and the effect of credit quality on the Bank’s provision for credit losses and allowance for loan losses; changes in the financial performance and/or condition of the Bank’s borrowers and the ability of the Bank’s borrowers to perform under the terms of their loans and other terms of credit agreements; Hanmi’s ability to successfully integrate acquisitions it may make; Hanmi’s ability to control expenses; and changes in securities markets. In addition, Hanmi sets forth certain risks in its reports filed with the Securities and Exchange Commission, including Hanmi’s Annual Report on Form 10-K for the fiscal year ended December 31, 2008 and current and periodic reports filed with the Securities and Exchange Commission thereafter, which could cause actual results to differ from those projected. You should understand that it is not possible to predict or identify all such risks. Consequently, you should not consider such disclosures to be a complete discussion of all potential risks or uncertainties. Hanmi undertakes no obligation to update such forward-looking statements except as required by law.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 5, 2009	HANMI FINANCIAL CORPORATION
	By:	/s/ Jay S. Yoo
Jay S. Yoo
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Final Order, dated November 2, 2009, issued to Hanmi Bank by the California Department of Financial Institutions.

10.2	Written Agreement, dated November 2, 2009, by and between Hanmi Financial Corporation and Hanmi Bank, on one hand, and the Federal Reserve Bank of San Francisco, on the other hand.

99.1	Press Release, dated November 5, 2009.*

*	Deemed “furnished” and not “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.